November 20, 2023

BNY MELLON INVESTMENT FUNDS II, INC.

– BNY Mellon Global Emerging Markets Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Liliana Castillo Dearth and Alex Khosla are the fund's primary portfolio managers. Ms. Dearth is the head of the emerging markets and Asia equities teams at Newton Investment Management Limited (NIM) and has been a primary portfolio manager of the fund since November 2023. Mr. Khosla is an investment manager on the emerging markets equities team at NIM and has been a primary portfolio manager of the fund since September 2022.

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The following information supersedes and replaces the information in the fifth paragraph in the section "Fund Details – Management" in the prospectus:

Liliana Castillo Dearth and Alex Khosla are the fund's primary portfolio managers, positions they have held since November 2023 and September 2022, respectively. Ms. Dearth is the head of the emerging markets and Asia equities teams at NIM, where she has been employed since November 2023. Prior to joining NIM, Ms. Dearth was a portfolio manager at Wellington Management, where she had worked since November 2017. Mr. Khosla is an investment manager on the emerging markets equities team at NIM, where he has been employed since April 2022. Prior to joining NIM, Mr. Khosla was a research analyst covering global emerging markets at Aikya Investment Management, where he had worked since March 2020. Prior to Aikya Investment Management, Mr. Khosla was a research analyst covering global emerging markets at Stewart Investors (part of First State Investments) since July 2017.

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November 20, 2023

BNY MELLON INVESTMENT FUNDS II, INC.
- BNY MELLON GLOBAL EMERGING MARKETS FUND

Supplement to Current Statement of Additional Information

The following information supplements the information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage, except if otherwise indicated.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Liliana Castillo Dearth[1]	None	N/A	None	N/A	None	N/A

[1]	Because Ms. Dearth became a primary portfolio manager of BNYMGEMF as of November 20, 2023, her information is as of October 31, 2023.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts
Liliana Castillo Dearth	None	N/A	N/A

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, except if otherwise indicated.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Liliana Castillo Dearth	BNYMGEMF[1]	None

[1]	Ms. Dearth became a primary portfolio manager of BNYMGEMF as of November 20, 2023, and, as of October 31, 2023, she did not own any shares of the fund.

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